PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	6 Months Ended
Jun. 30, 2026
Property, Plant, and Equipment [Abstract]
SCHEDULE OF PROPERTY PLANT AND EQUIPMENT

Property, plant and equipment as of June 30, 2026 and December 31, 2025 consisted of the following:

	As of June 30, 2026	As of December 31, 2025
Leasehold improvements	$135,124	$128,704
Office equipment	37,362	33,820
Total Costs	172,486	162,524
Accumulated depreciation	(72,231)	(45,071)
Carrying amount	$100,255	$117,453